Calamos® Family of Funds

Supplement dated December 15, 2010 to
Calamos® Family of Funds Prospectus for
Class A, B and C shares and Class I and R shares each dated March 1, 2010, as previously supplemented on June 1, 2010 and October 15, 2010

On December 14, 2010, the Board of Trustees of Calamos Investment Trust determined that it is in the best interest of shareholders to liquidate the Calamos Multi-Fund Blend (the “Fund”). In anticipation of that liquidation, the Fund will be closed to new investors and additional purchases by existing investors at the close of business on December 15, 2010. The Fund will be liquidated as of the close of business on or about January 31, 2011.

The Fund may accept properly completed purchase orders accompanied by payment received before the close of business on December 15, 2010. Scheduled purchases through the Fund’s automatic investment plan scheduled to occur after December 15, 2010 will be canceled. Purchase applications received by fax or any other means will not be accepted unless payment for the shares has been received before the close of business on December 15, 2010.

Three options are available to shareholders in the Fund:

1.	Exchange to another fund in the Calamos® Family of Funds. If shareholders act before the Fund’s liquidation occurs, they may exchange their shares of the Fund for shares of another fund (within the same share class) in the Calamos® Family of Funds. Exchanges will not incur any new sales charges or be assessed any contingent deferred sales charges, and any minimum investment amounts shall be waived.

Before requesting any such exchange, shareholders should carefully review the applicable prospectus to ensure that the fund(s) into which they desire to exchange meets their investment objectives and needs.

2.	Redeem all shares before the Fund’s closing on January 31, 2011. For shareholders who redeem their Class B or Class C shares of the Fund after December 14, 2010, any applicable contingent deferred sales charges will be waived.

3.	Take no action. If shareholders do not exchange or redeem their Fund shares prior to the liquidation date, their shares will automatically be liquidated and their accounts closed, and liquidation proceeds will be paid to the shareholders. Again contingent deferred sales charges will be waived on Class B or Class C shares as previously noted above.

Note that with any of the alternatives described above, a taxable event may occur.

Shareholders are advised to contact their financial advisor and/or tax advisor for further assistance. And the tax status of assets held in a retirement plan/qualified plan account should carefully be considered in making any such decisions.

Before requesting any such exchange, you should carefully review the applicable prospectus to ensure that the fund into which you desire to exchange meets your investment objectives

MFSPL3 12/10

and needs. Calamos reserves the right to re-open the Fund to purchases if the board of trustees determines that re-opening would be in the best interest of the shareholders of the Fund. Each of the other Calamos Funds remains open to new investments.

Retain this supplement for future reference.